Vessels, net	6 Months Ended
Jun. 30, 2026
Vessels [Member]
Vessels, net [Abstract]
Vessels, net
6.	Vessels, net:

(a)  Vessels, net: The amounts in the accompanying unaudited condensed consolidated balance sheets are analyzed as follows:

	Vessel Cost	Accumulated depreciation	Net Book Value
Balance December 31, 2025	$186,082,691	$(29,586,658)	$156,496,033
— Acquisitions, improvements, and other vessel costs	79,823,982	—	79,823,982
— Period depreciation	—	(4,611,738)	(4,611,738)
Balance June 30, 2026	$265,906,673	$(34,198,396)	$231,708,277

(b) Vessel Acquisitions and other Capital Expenditures

On June 19, 2026, the Company entered into an agreement with an unaffiliated third party to acquire a 2023-built modern-eco Kamsarmax bulk carrier, the M/V Magic Jupiter, for a purchase price of $37.5 million. The M/V Magic Jupiter was delivered to the Company on June 29, 2026. The acquisition was financed in its entirety with cash on hand.

On June 26, 2026, the Company entered into an agreement with an unaffiliated third party to acquire a 2024-built modern-eco Kamsarmax bulk carrier, the M/V Magic Saturn, for a purchase price of $41.9 million. The M/V Magic Saturn was delivered to the Company on June 29, 2026. The acquisition was financed in its entirety with cash on hand.

During the six months ended June 30, 2026, the Company incurred aggregate vessel improvement costs of $0.2 million mainly related to the installation of new equipment pursuant to environmental regulations.

Consistent with prior practices, the Company reviewed all its vessels for impairment, and none were found to be impaired at December 31, 2025 and June 30, 2026.